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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------

                                  FORM 8-K/A-1

                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

                 AUGUST 8, 2003
    (AMENDING FORM 8-K DATED MAY 22, 2003 AND
               FILED JUNE 6, 2003)                          0-25053
------------------------------------------------   -----------------------------
Date of Report (Date of earliest event reported)       Commission File Number


                               THEGLOBE.COM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                    DELAWARE                                  14-1782422
-------------------------------------------------    ---------------------------
(State or other jurisdiction of incorporation or           (I.R.S. Employer
                  organization)                         Identification Number)



                     110 EAST BROWARD BOULEVARD, SUITE 1400
                         FORT LAUDERDALE, FLORIDA 33301
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               (Address of Principal Executive Offices) (Zip Code)


                                     (954) 769-5900
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              (Registrant's telephone number, including area code)

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This Report  amends the Current  Report on Form 8-K dated May 22, 2003 (filed on
June 6, 2003) relating to two events. One of those events was theglobe.com's ("theglobe" or the "Company") acquisition on May 28, 2003 of Direct Partner Telecom, Inc., a Florida corporation, a company engaged in Voice over the Internet (or "VoIP") telephony services. The Company is hereby providing the information required by paragraphs (a) and (b) of Item 7 of such Current Report.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired

         The following financial information is hereby included as a part of this Current Report as Exhibit 99.4:

         1.       Report of Independent Certified Public Accountants

         2.       Balance Sheets as of March 31, 2003  (Unaudited)  and December
                  31, 2002

         3. Statements of Operations for the Three Months Ended March 31, 2003 (Unaudited) and from Inception (October 1, 2002) to December 31, 2002

         4. Statements of Stockholders' Equity for the period since Inception (October 1, 2002) to December 31, 2002 and for the Three Months Ended March 31, 2003 (Unaudited)

         5. Statements of Cash Flows for the Three Months Ended March 31, 2003 (Unaudited) and from Inception (October 1, 2002) to December 31, 2002

         6. Notes to Financial Statements--March 31, 2003 (Unaudited) and December 31, 2002

(b)      Pro Forma Financial Information

The unaudited pro forma Financial information described below is hereby included as a part of this Current Report as Exhibit 99.5.

The unaudited pro forma condensed combined balance sheet combines the historical consolidated balance sheet of theglobe.com, inc. ("theglobe" or the "Company") and the historical balance sheet of Direct Partner Telecom, Inc. ("DPT"), giving effect to the acquisition of DPT ("the Acquisition") as if it had been consummated on March 31, 2003. The unaudited pro forma condensed combined statements of operations combine the historical consolidated statements of operation of theglobe and DPT, giving effect to the Acquisition as if it had occurred at the beginning of each period presented.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only, and are not necessarily indicative of what the Company's financial position or results of operations actually would have been had the Company completed the acquisition of DPT at the dates indicated. In addition, the unaudited pro forma condensed combined financial statements do not purport to project the Company's financial position or results of operations at any future date or for any future period.

These pro forma condensed combined financial statements should be read in conjunction with the Company's 2002 Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003.



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(c)      Exhibits

4.1 Form of Warrant dated May 22, 2003 to acquire an aggregate of 3,888,889 shares of theglobe.com Common Stock.*

4.2      Form of Convertible Promissory Note *

4.3 Form of Warrant dated May 28, 2003 to acquire an aggregate of 500,000 shares of theglobe.com Common Stock.*

23.1 Consent of Rachlin Cohen & Holtz LLP, Independent Certified Public Accountants

99.1 Note Purchase Agreement dated May 22, 2003 between theglobe.com, inc. and E&C Capital Partners, LLLP, and certain other investors named therein. *

99.2 Agreement and Plan of Merger dated May 23, 2003 between theglobe.com, inc. DPT Acquisition, Inc., Direct Partner Telecom, Inc., and the shareholders thereof.*

99.3 Employment Agreement dated May 28, 2003 between theglobe.com, inc. and James Magruder.*

99.4     Financial Statements of Direct Partner Telecom, Inc.

99.5 Pro Forma Condensed Combined Financial Statements of theglobe.com, inc. and Direct Partner Telecom, Inc.

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* previously filed


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2003               theglobe.com, inc.



                                    By: /S/ EDWARD CESPEDES
                                        -------------------------------------
                                        Edward Cespedes, President



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                                  EXHIBIT INDEX

EXHIBIT
NO.      DOCUMENT DESCRIPTION
---      --------------------

4.1 Form of Warrant dated May 22, 2003 to acquire an aggregate of 3,888,889 shares of theglobe.com Common Stock.*

4.2      Form of Convertible Promissory Note *

4.3 Form of Warrant dated May 28, 2003 to acquire an aggregate of 500,000 shares of theglobe.com Common Stock.*

23.1 Consent of Rachlin Cohen & Holtz LLP, Independent Certified Public Accountants

99.1 Note Purchase Agreement dated May 22, 2003 between theglobe.com, inc. and E&C Capital Partners, LLLP, and certain other investors named therein. *

99.2 Agreement and Plan of Merger dated May 23, 2003 between theglobe.com, inc. DPT Acquisition, Inc., Direct Partner Telecom, Inc., and the shareholders thereof.*

99.3 Employment Agreement dated May 28, 2003 between theglobe.com, inc. and James Magruder.*

99.4     Financial Statements of Direct Partner Telecom, Inc.

99.5 Pro Forma Condensed Combined Financial Statements of theglobe.com, inc. and Direct Partner Telecom, Inc.

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*Previously filed